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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 16, 1997

                       [KEYCORP LOGO APPEARS HERE]
                               KEYCORP
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)

       Ohio                    0-850                  63-0593897
------------------        ---------------         -------------------
(State or other           Commission File          (I.R.S. Employer
jurisdiction of               Number              Identification No.)
incorporation or
organization)


  127 Public Square, Cleveland, Ohio                   44114-1306
----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (216) 689-6300

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ITEM 5. OTHER EVENTS
        ------------
       	On January 16, 1997, the Registrant issued a press release announcing its earnings results for the three month period and twelve month period ended December 31, 1996. This press release is attached as Exhibit 99 to this report and incorporated herein by reference.

	               PRIVATE SESURITIES LITIGATION REFORM ACT OF 1995
	                    FORWARD LOOKING STATEMENTS DISCLOSURE

       	In connection with any forward looking statements made by the Registrant, the following disclosure is made. Actual results could differ materially from any such forward looking statements for a variety of factors including: (1) sharp and/or rapid changes in interest rates,
        (2) significant changes in the economic	scenario from the current
        anticipated scenario which could materially change anticipated credit quality trends and the ability to generate loans, (3) significant delay in or inability to execute on strategic initiatives designed to grow revenues and/or control expenses, including our plans to form a nationwide bank, to reduce expenses to achieve a 55% efficiency ratio by around the end of 1997, and to both consolidate and divest branches, and
        (4) significant changes in accounting, tax, or regulatory practices or requirements.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
        -----------------------------------------------------------------

(c)     Exhibits
        --------
        99. The Registrant's January 16, 1997, press release announcing its earnings results for the three month period and twelve month period ended December 31, 1996.

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                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      KEYCORP
                                                    ------------
                                                    (Registrant)


Date:  January 16, 1997                         /s/  Lee Irving
                                               ------------------
                                               By:   Lee Irving
                                               Executive Vice
                                               President and Chief
                                               Accounting Officer